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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-181914) of Ignite Restaurant Group, Inc. of our report dated March 20, 2013 relating to the financial statements, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
Houston, Texas
March 20, 2013

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM